[LETTERHEAD OF U.S. Department of Justice
United States Attorney
Southern District of New York]

                                        The Silvio J. Mollo Building
                                        One Saint Andrew's Plaza
                                        New York, New York 10007

                                        March 11, 1999

BY HAND
-------

Samuel W. Seymour, Esq.
Sullivan & Cromwell
125 Broad Street
New York, New York 10004

Carey R. Dunne, Esq.
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

Re: United States v. Bankers Trust Company
    --------------------------------------
                  99 Cr.__

Dear Messrs. Seymour and Dunne:

          1. On the understandings specified below, the Office of the United States Attorney for the Southern District of New York (the "Office") will accept a guilty plea from BANKERS TRUST COMPANY ("BANKERS TRUST") to Counts One through Three of the above-referenced Information. Counts One through Three each charge BANKERS TRUST with making false entries in bank books and records, in violation of Title 18, United States Code, Section 1005.

          2. It is understood and agreed that BANKERS TRUST's allocution at the time of the plea shall include, in haec verba, the statement included as Exhibit
                                ---------------
A hereto, the accuracy of which BANKERS TRUST hereby affirms. BANKERS TRUST agrees that the total amount of unclaimed funds unlawfully recorded as BANKERS TRUST's income or reserves, including an unlawful transfer of $1.3 million in outstanding customer checks in 1989, is $19.1 million. Any additional statements by BANKERS TRUST shall be consistent in all material respects with the statements contained in Exhibit A.

          3. This Agreement is contingent upon the sentencing judge accepting this Agreement. Should the Court reject the terms of this Agreement, this Agreement shall be void, and neither this Office nor BANKERS TRUST shall be bound by its terms. It is further understood and agreed that the parties will request that the Court accept the terms of this

Samuel W. Seymour, Esq.          2                 March 11, 1999
Carey R. Dunne, Esq.

Agreement pursuant to Fed. R. Crim. P. 11(e)(1)(C), 11(e)(2), 11(e)(3), and Sentencing Guidelines SECTION 6BI.2(c).

          4. The parties have reached a stipulation concerning the appropriate amount of the criminal fine in this case pursuant to United States Sentencing Guidelines SECTIONS 8C2.3, 8C2.4, 8C2.5, 8C2.6 and 8C2.8. This Office and BANKERS TRUST therefore stipulate pursuant to Sentencing Guidelines SECTION 6B1.4 that Sixty Million dollars ($60,000,000) is the appropriate sentence and fine in this case.

          5. It is understood and agreed that the Court: (i) will impose a total criminal fine of Sixty Million dollars ($60,000,000) pursuant to Fed. R. Crim. P. 11(e)(1)(C); and (ii) will retain jurisdiction to enforce the terms and conditions of this Agreement. The parties understand that this Agreement reflects the particular facts of this case and is not intended as precedent for other cases.

          6. It is understood and agreed that BANKERS TRUST shall pay the sum of Sixty Million dollars ($60,000,000) to the Federal Reserve Bank of New York as escrow agent within 48 hours of the entry of its guilty plea, which shall then be wire transferred to the United States, as directed by this Office, on the date of imposition of sentence. All of this amount shall constitute a criminal penalty payable to the United States. It is further understood and agreed that, thereafter, under no circumstances shall BANKERS TRUST be entitled to a refund of any monies paid pursuant to this Agreement. BANKERS TRUST shall also pay a special assessment of $200 per count at sentencing.

          7. The parties agree to sentencing without preparation of a Presentence Report. It is further understood and agreed that the parties will seek a finding from the Court pursuant to Fed. R. Crim. P. 32(b)(1) and the policy statement set forth in Sentencing Guidelines SECTION 6A1.1 that the information in the record, including the allocution of BANKERS TRUST attached hereto as Exhibit A, is sufficient to enable the Court to exercise its sentencing authority meaningfully under Title 18, United States Code, Section 3553, and that the preparation of a Presentence Report pursuant to Fed. R. Crim.
P. 32 is not necessary. BANKERS TRUST has requested, and the Office agrees to, a two-month adjournment of sentencing in order to permit other regulatory agencies to evaluate BANKERS TRUST's request for regulatory approval to continue to engage in certain businesses. The parties also agree that sentencing will proceed on or before May 12, 1999, unless the Government consents to a further extension.

          8. It is understood that BANKERS TRUST will continue to cooperate in connection with the Government's investigation of this and related matters. This cooperation requires that BANKERS TRUST (a) shall truthfully and completely disclose, to the extent permitted by law, all information with respect to the activities of BANKERS TRUST and its officers and employees concerning all matters about which this Office inquires of BANKERS

Samuel W. Seymour, Esq.          3                 March 11, 1999
Carey R. Dunne, Esq.

TRUST, which information can be used for any purpose; (b) shall cooperate fully with this Office, the Federal Bureau of Investigation, the Federal Reserve Bank of New York ("Federal Reserve") and any other government agency designated by this Office; (c) shall develop a plan within 30 days from the date of this plea, which shall be subject to the approval of the Federal Reserve, to make full restitution of all moneys derived from the conduct described in paragraph 9 below; (d) shall submit to the Federal Reserve for its review and approval, within 30 days of the date of this plea, the written internal compliance procedures which the bank already has implemented for the strengthening and maintenance of its records, systems, and internal audit and controls, in order to ensure that such misconduct will not recur in the future; (e) shall attend all meetings at which this Office requests BANKERS TRUST officers' and employees' presence; (f) shall provide to this Office, upon request, any document, record, or other tangible evidence relating to matters about which this Office or any designated law enforcement agency inquires of BANKERS TRUST, to the extent permitted by law; (g) shall truthfully testify before the grand jury and at any trial and other court proceeding with respect to any matters about which this Office may request BANKERS TRUST officers' and employees' testimony; (h) shall bring to this Office's attention all crimes which BANKERS TRUST has committed, all criminal proceedings, investigations, or prosecutions in which BANKERS TRUST has been or is a subject, target or party, and all administrative proceedings in which BANKERS TRUST is likely to be charged for misconduct; and (i) shall commit no further crimes whatsoever. Moreover, any assistance BANKERS TRUST may provide under this Agreement to federal criminal investigators shall be pursuant to the specific instructions and control of this Office and designated investigators.

          9. It is understood that this Office cannot, and does not, agree not to prosecute BANKERS TRUST for criminal tax violations. However, if BANKERS TRUST fully complies with the understandings specified in this Agreement, no testimony or other information given by BANKERS TRUST (or any other information directly or indirectly derived therefrom) will be used against BANKERS TRUST in any criminal tax prosecution. Moreover, if BANKERS TRUST fully complies with the understandings specified in this Agreement, neither BANKERS TRUST nor any of its corporate affiliates will be further prosecuted criminally by this Office for any crimes, except for criminal tax violations, concerning (A) the activities, from 1986 to 1996, of BANKERS TRUST officers and employees in the Client Processing Services division relating to: (i) the wrongful conversion of unclaimed customer funds and/or funds that were escheatable in due course to various states as abandoned property; or (ii) the false and misleading recording of such unclaimed funds in BANKERS TRUST's books and records as income or reserves; or (B) any statements that were made or any conduct that occurred in the course of this Office's and the Federal Reserve's investigation in 1996, to the extent that BANKERS TRUST has disclosed the specified activities in paragraph 9(A) and 9(B) to this Office as of the date of this Agreement. This Agreement does not provide any protection against prosecution for any crimes except as set forth above and does not provide any protection for any natural persons against prosecution for any crimes, including those specified in this paragraph.

Samuel W. Seymour, Esq.          4                 March 11, 1999
Carey R. Dunne, Esq.

          10. It is understood and agreed that the Office shall be free to prosecute BANKERS TRUST or any of its corporate affiliates for the conduct set forth in paragraph 9 above: (i) should the Court reject this Agreement, including the stipulated fine of Sixty Million dollars ($60,000,000); (ii) should the allocution of BANKERS TRUST fail to incorporate, in haec verba,
                                                            -------------
Exhibit A; (iii) should the Court not accept the plea of guilty of BANKERS TRUST; (iv) should any motion to withdraw the plea of guilty, or to attack collaterally a conviction based upon such a plea, be granted and become final;
(v) should BANKERS TRUST fail to pay the criminal fine in accordance with this Agreement; or (vi) should BANKERS TRUST violate any other provision of this Agreement. BANKERS TRUST agrees to waive any and all defenses based upon the passage of time that might exist with respect to the matters enumerated in paragraph 9, including, but not limited to, the statute of limitations with respect to any such prosecutions that are not time-barred on the date this Agreement is signed by BANKERS TRUST.

          11. It is understood that this Agreement does not bind any federal, state, or local prosecuting authority other than this Office. This Office will, however, bring the cooperation of BANKERS TRUST to the attention of other prosecuting offices, if requested by BANKERS TRUST.

          12. It is understood that, should BANKERS TRUST commit any further crimes or should it be determined that BANKERS TRUST has given false, incomplete, or misleading testimony or information, or should BANKERS TRUST otherwise violate any provision of this Agreement, BANKERS TRUST shall thereafter be subject to prosecution for any federal criminal violation of which this Office has knowledge, including obstruction of justice. Any such prosecution that is not time-barred by the applicable statute of limitations on the date of the signing of this Agreement may be commenced against BANKERS TRUST, notwithstanding the expiration of the statute of limitations between the signing of this Agreement and the commencement of such prosecution. It is the intent of this Agreement to waive all defenses based on the statute of limitations with respect to any prosecution that is not time-barred on the date that this Agreement is signed.

          13. It is understood that in the event that it is determined that BANKERS TRUST has committed any further crimes, given false, incomplete, or misleading testimony or information, or otherwise violated any provision of this Agreement, (a) all statements made by BANKERS TRUST and its officers and employees to this Office or other designated law enforcement agents, and any testimony given by BANKERS TRUST and its officers and employees before a grand jury or other tribunal, whether prior to or subsequent to the signing of this Agreement, and any leads from such statements or testimony shall be admissible in evidence in any criminal proceeding brought against BANKERS TRUST; and (b) BANKERS TRUST shall assert no claim under the United States Constitution, any statute, Rule 11(e)(6) of the Federal Rules of Criminal Procedure, Rule 410 of the Federal Rules of Evidence, or any other federal rule that such statements or any leads therefrom should be suppressed. It is

Samuel W. Seymour, Esq.          5                 March 11, 1999
Carey R. Dunne, Esq.

the intent of this Agreement to waive all rights in the foregoing respects.

          14. This Agreement supersedes any prior understandings, promises, or conditions between this Office and BANKERS TRUST. No additional understandings, promises, or conditions have been entered into other than those set forth in this Agreement, and none will be entered into unless in writing and signed by all parties.

                                        Very truly yours,

                                        MARY JO WHITE
                                        United States Attorney

                                    By: /s/ Alex Young K. OH
                                       --------------------------------
                                       ALEX YOUNG K. OH
                                       Assistant United States Attorney
                                       (212) 637-2218

                                       APPROVED:

                                       /s/ Mark F. Pomerantz
                                       ---------------------------------
                                       MARK F. POMERANTZ
                                       Chief, Criminal Division

AGREED AND CONSENTED TO:
BANKERS TRUST COMPANY

/s/ David R. Brown, IV                  March 11, 1999
--------------------------              ----------------
By: DAVID R. BROWN, IV                  DATE
 Pursuant to Authority Conveyed
 by Resolution of the Board of
 Directors of BANKERS TRUST COMPANY


APPROVED:

/s/ Samuel W. Seymour, ESQ.             3/11/99
---------------------------             ---------------
SAMUEL W. SEYMOUR, ESQ.                 DATE
Counsel to BANKERS TRUST


APPROVED:

/s/ Carey R. Dunne, ESQ.                3/11/99
---------------------------             ---------------
CAREY R. DUNNE, ESQ.                    DATE
Counsel to BANKERS TRUST

                                                                       EXHIBIT A
Rule 11(e)(6) Plea Discussions

                       Bankers Trust Company Allocution

          Bankers Trust Company, which I will refer to as "the Bank," has authorized me to enter a plea of guilty to three counts of 18 U.S.C. SECTION 1005 on the Bank's behalf. The Bank is a "member bank" within the meaning of 18 U.S.C. SECTION 1005.

          The transactions that are the subject of the Information occurred in what was called the Client Processing Services ("CPS") business of the Bank. CPS was an organizational unit of the Bank that provided processing, fiduciary and trust services to the clients and customers of the Bank. At any given time, there is a small percentage of the funds processed by CPS that are unclaimed or whose rightful owners are unidentifed.

          From January 1994 through March 1996, a group of executives and employees of the Bank, who are no longer employed by the Bank, unlawfully, willfully and knowingly caused a number of false entries to be made in the books and records of the Bank with the intent of concealing the nature and source of transactions from, and to deceive, the Bank's auditors and regulators, including the Federal Reserve Bank of New York. Their purpose in doing so was to falsely enhance the financial performance of CPS, which had the effect of making the Bank's financial performance appear better than it actually was. In certain instances, these individuals acted contrary to the express legal advice of the Bank's outside counsel. Although this group of employees included the senior manager and the controller of the business unit, the Bank believes that a small number of CPS employees were involved in the knowing falsification of the Bank's records.

          As I will describe in more detail in a moment, the falsification of the Bank's records arose in connection with improper transfers of unclaimed funds to reserve accounts and to the Bank's income. These funds may with the passage of time become abandoned property subject to the escheatment laws of the state of New York and other states. The false entries that are the subject of the Information relate to certain of these funds that belonged to customers or other third parties or were escheatable. This conduct occurred, in part, in the Southern District of New York.

          The transactions described in the Information occurred in three business units within CPS. The first such business was the Corporate Trust and Agency Group ("CTAG"), which provides paying agent services to the issuers of securities. In the course of this business, CTAG issued checks to securities holders. Some checks were never presented for payment by the payee. The second unit was the Retirement Services Group ("RSG"), which provided a wide variety of services to employee benefit plans, including employee benefit payment services. In the course of this business, RSG issued checks to plan beneficiaries. Some checks were never presented for payment by the payee. The third unit, Global Securities Services ("GSS"), provided custodial services to a wide range of customers. In the course of this business, GSS received credits on behalf of customer accounts, in its capacity as a domestic or global custodian of assets. Some credits in GSS were unidentified or irreconcilable to corresponding customer accounts.

          With respect to Count One of the Information, on or about June 30, 1994, employees of CPS unlawfully, willfully and knowingly caused approximately $2.4 million of aged outstanding checks issued by CTAG as paying agent to be transferred from liability accounts to the Bank's income and reserves. These transactions were falsely recorded as "movement of funds," causing the books and records of the Bank to be inaccurate. The employees who recorded these entries did so with the intent to conceal the nature and source of the transferred funds from the Bank's auditors and regulators.

          With respect to Count Two, in or about May 1995, employees of CPS unlawfully, willfully and knowingly caused approximately $946,610.48 of aged outstanding checks from the RSG business to be transferred from outstanding liability accounts to a reserve account of the Bank. These transactions were falsely recorded as "OCS reclass," causing the books and records of the Bank to be inaccurate. The employees who recorded these entries did so with the intent to conceal the nature and source of the transferred funds from the Bank's auditors and regulators.

          With respect to Count Three, on or about February 9, 1996, employees of CPS unlawfully, willfully and knowingly caused approximately $3.9 million of aged credits arising from transactions in the GSS business to be transferred from outstanding liability or suspense accounts to reserve accounts. These transactions were falsely recorded as "reserve funds" or "beginning reserve balance," causing the books and records of the Bank to be inaccurate. The employees who recorded these entries did so with the intent to conceal the nature and source of the transferred funds from the Bank's auditors and regulators.

          In moving various funds to Bank reserves, the CPS employees acted with the purpose and expectation that these funds would later be used to falsely enhance the financial performance of CPS, which had the effect of falsely enhancing the Bank's financial performance.

          The total amount of unclaimed funds unlawfully recorded as the Bank's income or reserves from 1994 through early 1996, including an unlawful transfer of $1.3 million in outstanding customer checks in 1989, is $19.1 million.

          The Bank acknowledges the violations of U.S. criminal law to which it is pleading guilty. The Bank accepts responsibility for these transactions and the conduct of its employees. It deeply regrets that its former employees engaged in such transactions. In doing so, they violated the Bank's policies and procedures as well as the Bank's commitment to its clients. As the Bank learned of these transactions beginning in March 1996, it promptly reported the conduct to the Department of Justice, the Federal Reserve Bank of New York and the New York State Banking Department. The Bank also, with the assistance of outside counsel and Arthur Andersen, LLP, conducted a complete forensic review of the transactions involved. The Bank has cooperated with the government's investigation into these matters and will continue to cooperate under the Cooperation and Plea Agreement executed by the Bank today. The Bank has reversed all of the transactions and has, or is in the process of, compensating any customers or third parties affected by these transactions and complying with its escheatment obligations relating to these funds.

          When the Bank discovered and reported these transactions beginning in March 1996, it substantially changed the management of Global Institutional Services, which includes the former CPS businesses, and adopted a comprehensive system of controls designed to prevent recurrence of the conduct underlying the transactions. These controls include new policies and procedures regarding the handling of unclaimed property. The Bank has implemented a thorough training program for all the employees in Global Institutional Services regarding these new policies and procedures.

          To put this conduct in context, the Bank's earnings were $615 million in

1994 and $215 million in 1995. In 1994-1995, CPS employed over 4,500 people. In 1995, CPS administered approximately $422 billion of debt and held $1.4 trillion dollars in assets under custody. On a daily basis, approximately $400 billion was processed by the CPS unit. The Bank takes very seriously its responsibility to preserve and protect the assets of its clients, and the vast majority of funds processed by CPS were handled correctly and in accordance with our clients' instructions.


March 11, 1999



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